SCHEDULE II
                            INFORMATION WITH RESPECT TO
                TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
                   SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-FALL RIVER GAS CO

                    GABELLI INTERNATIONAL LTD
                                 9/28/00              340-             *DO
                                 9/28/00            1,660-           23.5000
                    GAMCO INVESTORS, INC.
                                 9/28/00           37,350-           23.5000
                                 9/28/00            7,650-             *DO
                                 9/28/00           14,179-             *DO
                                 9/28/00           69,223-           23.5000
                    GABELLI ASSOCIATES FUND
                                 9/28/00              714-             *DO
                                 9/28/00            3,486-           23.5000
                    GABELLI ADVISERS, INC. MM FUND
                                 9/28/00            3,320-           23.5000
                                 9/28/00              680-             *DO
          GABELLI FUNDS, LLC.
                         GABELLI UTILITY TRUST FUND
                                 9/28/00           14,110-           23.5000
                                 9/28/00            2,890-             *DO
                         GABELLI SMALL CAP GROWTH FUND
                                 9/28/00           14,940-           23.5000
                                 9/28/00            3,060-             *DO
                         GABELLI EQUITY INCOME FUND
                                 9/28/00            8,300-           23.5000
                                 9/28/00            1,700-             *DO


          (1) THE TRANSACTIONS ON 9/28 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5 OF THIS AMENDMENT TO SCHEDULE 13D.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.